                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                          ----------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996

                             CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                             TRUST ACCOUNT #80-4139100
                             REMITTANCE DATE: 9/16/96

                                                 Total $              Per $1,000
                                                 Amount                Original
                                                 -------              ----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $7,638,029.90

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         7,638,029.90

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate (5.95%)            5.95%
          b. Class A-1 Interest                     196,215.77        4.26556022
          c. Class A-2 Remittance Rate (6.30%)            6.30%
          d. Class A-2 Interest                     210,000.00        5.25000000
          e. Class A-3 Remittance Rate (6.50%)            6.50%
          f. Class A-3 Interest                     178,750.00        5.41666667
          g. Class A-4 Remittance Rate (6.80%)            6.80%
          h. Class A-4 Interest                     481,666.67        5.66666671
          i. Class A-5 Remittance Rate (7.15%)            7.15%
          j. Class A-5 Interest                     166,833.33        5.95833321
          k. Class A-6 Rimittance Rate (7.40%)            7.40%
          i. Class A-6 Interest                     407,000.00        6.16666667
             unless Weighted Average Contract
             rate is below (7.90%)                        7.90%
          l. Class A-7 Interest                     678,807.50        6.58333333

  (3)     Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                     .00               .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 2

                               CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                               TRUST ACCOUNT #80-4139100
                               REMITTANCE DATE: 9/16/96

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                       -------        ----------
(4) Remaining:
          a. Unpaid Class A Interest
             Shortfall                                         .00           .00

B. Principal
   (5)   Formula Principal Distribution
         Amount                                       3,748,658.39           N/A
         a. Scheduled Principal                         526,644.99           N/A
         b. Principal Prepayments                     1,358,007.86           N/A
         c. Liquidated Contracts                         63,102.73           N/A
         d. Repurchases                               1,805,281.94           N/A
         e. Current Month Advanced Principal            679,931.96           N/A
         f. Prior Month Advanced Principal             (684,311.09)          N/A

   (6)   Pool Scheduled Principal Balance           465,188,993.80

   (6b)  Adjusted Pool Principal Balance            464,509,061.84  978.56318687
   (6c)  Pool Factor                                    0.97856319

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance date              .00

    (8)  Class A Percentage for such Remittance
         Date                                                92.40%

    (9)  Class A Percentage for the following
          Remittance Date                                    92.34%

    (10) Class A Principal Distribution:
         a. Class A-1                                 3,748,658.39   81.49257370
         b. Class A-2                                          .00           .00
         c. Class A-3                                          .00           .00
         d. Class A-4                                          .00           .00
         e. Class A-5                                          .00           .00
         f. Class A-6                                          .00           .00
         g. Class A-7                                          .00           .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 3

                                            CUSIP#'S 393505-
                                            MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                            TRUST ACCOUNT #80-4139100
                                            REMITTANCE DATE: 9/16/96

                                                   Total $           Per $1,000
                                                   Amount             Original
                                                   -------           ----------
(11)   Class A-1 Principal Balance              35,824,270.84       778.78849652
(11a)  Class A-1 Pool Factor                        .77878850

(12)   Class A-2 Principal Balance              40,000,000.00       1000.0000000
(12a)  Class A-2 Pool Factor                       1.00000000

(13)   Class A-3 Principal Balance              33,000,000.00       1000.0000000
(13a)  Class A-3 Pool Factor                       1.00000000

(14)   Class A-4 Principal Balance              85,000,000.00       1000.0000000
(14a)  Class A-4 Pool Factor                       1.00000000

(15)   Class A-5 Principal Balance              28,000,000.00       1000.0000000
(15a)  Class A-5 Pool Factor                       1.00000000

(16)   Class A-6 Principal Balance              66,000,000.00       1000.0000000
(16a)  Class A-6 Pool Factor                       1.00000000

(17)   Class A-7 Principal Balance             103,110,000.00       1000.0000000
(17a)  Class A-7 Pool Factor                       1.00000000

(18)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 4

                                            CUSIP#'S     393505-
                                            MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                            TRUST ACCOUNT #80-4139100
                                            REMITTANCE DATE: 9/16/96



C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

   (19)   31-59 days                                  2,617,469.55           76

   (20)   60 days or more                             1,069,319.64           30

   (21)   Current Month Repossessions                   198,832.67            8

   (22)   Repossession Inventory                        197,197.94            8

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date           .23%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                      .13%

(24) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date          .56%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                      .39%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 5

                                         CUSIP#'S      393505-
                                         MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                         TRUST ACCOUNT #80-4139100
                                         REMITTANCE DATE: 9/16/96


(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from May 1, 2000 to
          April 28, 2001, 6.5% from May 1, 2001 to April 28,
          2002, 8.5% from May 1, 2002 to April 28, 2003 and
          9.5% thereafter)                                                 .003%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date         18,077.21

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                             .02%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                                15.71%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance Date
          greater than $7,437,576.00                                        .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                  7.60%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 6


                                            CUSIP NO. 393505MR0
                                            TRUST ACCOUNT #80-4139100
                                            REMITTANCE DATE: 9/16/96


                                                      Total $         Per $1,000
                                                      Amount           Original
                                                      -------         ----------
CLASS M1 CERTIFICATES
- ---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                                 1,570,098.24

A.    Interest
(30)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.75%,
           unless Weighted Average Contract
           Rate is below 7.75%)                              7.75%
      b.  Class M-1 Interest                           245,255.21     6.45833338

(31)  Amount applied to Class M-1 Interest
       Deficiency Amount                                      .00              0

(32)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                      .00              0

(33)  Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall                .00              0

(34)  Remaining:
      a.   Unpaid Class M-1 Interest Shortfall                .00              0

B.    Principal
(35)  Formula Principal Distribution Amount                   .00            N/A
      a.   Scheduled Principal                                .00            N/A
      b.   Principal Prepayments                              .00            N/A
      c.   Liquidated Contracts                               .00            N/A
      d.   Repurchases                                        .00            N/A

(36)  Class M-1 Principal Balance                   37,975,000.00  1000.00000000
(36a) Class M-1 Pool Factor                            1.00000000

(37)  Class M-1 Percentage for such Remittance Date           .00%

(38)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                 .00    0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date            .00

                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                        SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 7

                                            CUSIP NO. 393505 MS8,MT6
                                            TRUST ACCOUNT #80-4139100
                                            REMITTANCE DATE:  9/16/96

                                                        Total $         Per $1,000
                                                        Amount           Original
                                                        -------         ----------
     (39) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance
          Date                                                 .00

     (40) Class M-1 Percentage for the following
          Remittance Date                                      .00%

Class B1 Certificates
- ---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                   1,324,843.03

(2)  Class B-1 Remittance Rate (7.80% unless
     Weighted Average Contract Rate is
     below 7.80%)                                            7.80%

(3)  Aggregate Class B1 Interest                        123,402.50       6.50000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                     .00              .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                        .00              .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                         .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                         .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(8a) Class B Percentage for such Remittance Date               .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                    .00

                GREEN TREE FINANCIAL CORPORATION
        MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
         PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS M1 CERTIFICATES
                   MONTHLY REPORT
                    August, 1996
                       Page 8
                                                   CUSIP NO. 393505 MS8, MT6
                                                   TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 9/16/96

                                                    Total $         Per $1,000
                                                    Amount            Original
                                                 -------------      ----------

(10a)  Class B1 Principal Shortfall                        .00

(10b)  Unpaid Class B1 Principal Shortfall                 .00

(11)   Class B Principal Balance                 35,599,791.00

(12)   Class B1 Principal Balance                18,985,000.00


Class B2 Certificates
- ---------------------
(13) Remaining Amount Available                   1,201,440.53

(14) Class B-2 Remittance Rate (8.10%
     unless Weighted Average Contract
     Rate is less than 8.10%)                             8.10%

(15) Aggregate Class B2 Interest                    112,149.84      6.75000005

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                 .00             .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                    .00             .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date              .00

(19) Class B2 Principal Liquidation Loss Amount            .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                  .00

(21) Guarantee Payment                                     .00

(22) Class B2 Principal Balance                  16,614,791.00

           GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
    PASS-THROUGH CERTIFICATES, SERIES 1996-4
            CLASS M1 CERTIFICATES
              MONTHLY REPORT
               August, 1996                    CUSIP NO. 393505 MS8, MT6
                  Page 9                       TRUST ACCOUNT #80-4139100
                                               REMITTANCE DATE: 9/16/96


                                                  Total $       Per $1,000
                                                   Amount         Original
                                                 ----------     ----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                           195,392.51

(24)  Class C Residual Payment                   893,898.18

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                   .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                   .00

(27)  Repossessed Contracts                      198,832.67

(28)  Repossessed Contracts Remaining
      in Inventory                               197,197.94

(29)  Weighted Average Contract Rate               10.05545